UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026 indie Semiconductor, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40481	88-1735159
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Journey
Aliso Viejo, California		92656
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 608-0854

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	INDI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of indie Semiconductor, Inc. (the “Company”) previously approved amending the 2021 Omnibus Equity Incentive Plan (the “2021 Plan”), subject to stockholder approval. As disclosed in Item 5.07 of this Form 8-K, at the Company’s 2026 annual meeting of stockholders held on May 28, 2026 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the 2021 Plan to increase the number of shares of the Company’s Class A common stock available for award grants under the 2021 Plan by 17,000,000 shares.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on four (4) proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 17, 2026 (“Proxy Statement”). The voting results for each of these proposals are detailed below.

(i)
The stockholders elected each of the following three directors to serve as Class II directors of the Board for a term expiring at the 2029 annual meeting of stockholders and until their respective successors are elected and qualified, by the vote set forth below:

Nominee	For	Withhold	Broker Non-Votes
Diane Biagianti	113,390,882	20,590,925	29,067,298
Diane Brink	112,023,802	21,958,005	29,067,298
Karl-Thomas Neumann	131,895,755	2,086,055	29,067,295

(ii)
The stockholders voted, on an advisory basis, to approve the named executive officers’ compensation as disclosed in the Proxy Statement, by the vote set forth below:

For	Withhold	Abstain	Broker Non-Votes
124,667,081	7,794,278	1,520,448	29,067,298

(iii)
The stockholders approved an amendment to the 2021 Plan to increase the number of shares of Class A common stock reserved for issuance thereunder by 17,000,000 shares, by the vote set forth below:

For	Withhold	Abstain	Broker Non-Votes
101,988,508	29,239,290	2,754,007	29,067,300

(iv)
The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, by the vote set forth below:

For	Withhold	Abstain	Broker Non-Votes
161,511,420	542,620	995,065	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIE SEMICONDUCTOR, INC.

Date:	May 29, 2026	By:	/s/ Audrey Wong
Audrey Wong Chief Legal Officer and Secretary